UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2010
ASI TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-6428	88-0105586

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Address: 4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan Former Address: 980 American Pacific Drive, Suite #111 Henderson, Nevada	48603 89014

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 799-8720
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A (“Amendment No. 2”) amends and restates Items 4.01 and 9.01 of the Current Report on Form 8-K/A filed by ASI Technology Corporation (the “Company”) with the Securities and Exchange Commission (“SEC”) on June 10, 2010 (“Amendment No. 1”) and the Current Report on Form 8-K filed by the Company with the Commission on June 4, 2010.
This Amendment No. 2: a) amends and restates Item 4.01 in response to comments received from the Commission via telephone on Friday, June 11, 2010, and includes an updated Exhibit 16.01 (Letter regarding change in Certifying Accountant) as an exhibit in Item 9.01; and b) provides the pro forma financial information required by Item 9.01(b). Except as noted above, this Amendment does not alter or update the disclosures made in the Original Filing. This Current Report on Form 8-K/A should be read in conjunction with the Original Filing.
Item 4.01 Changes in Certifying Accountant
Weinlander Fitzhugh, Certified Public Accountants (“Weinlander Fitzhugh”), audited NxOpinion’s financial statements for its fiscal years ended December 31, 2009 and 2008. Piercy Bowler Taylor & Kern, Certified Public Accountants (“PBTK”), served as the Company’s independent registered public accountants for its fiscal years ended September 30, 2009 and 2008.
On June 3, 2010, the Company’s Board of Directors determined that the Company should continue to retain PBTK as its independent registered public accountant following the Acquisition. This action effectively dismissed Weinlander Fitzhugh as the independent auditor of NxOpinion.
On May, 10, 2010, Weinlander Fitzhugh rendered a year-to-year comparative audit report on the consolidated financial statements of NxOpinion for the years ended December 31, 2009 and 2008 (the “2009 Report”). The 2009 Report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or the application of accounting principles. However, the 2009 Report did raise substantial doubt as to the ability of NxOpinion to continue as a going concern. On March 24, 2009, Weinlander Fitzhugh rendered a single-year audit report covering the financial statements of NxOpinion for the year ended December 31, 2008 (the “2008 Report”). The 2008 Report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or the application of accounting principles.
For the years ended December 31, 2009 and 2008, and the subsequent interim period between January 1, 2010 and June 3, 2010, the dismissal date of Weinlander Fitzhugh, there were no disagreements between NxOpinion and Weinlander Fitzhugh on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weinlander Fitzhugh’s satisfaction, would have caused it to make reference to the subject matter of any disagreement in connection with its reports.

The Company provided Weinlander Fitzhugh with a copy of the foregoing disclosures and requested that Weinlander Fitzhugh furnish the Company with a letter addressed to the Securities and Exchange Commission noting its agreement with the statements provided above. Attached as Exhibit 16.01 is a copy of such letter.
For the years ended December 31, 2009, and prior, neither NxOpinion nor anyone acting on NxOpinion’s behalf consulted PBTK with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NxOpinion’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The financial statements required by this Item 9.01(a) were included as an Exhibit to the Original Filing.
(b) Pro Forma Financial Information
The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.04.
(c) Not applicable
(d) The following exhibits are included with this Current Report on Form 8-K/A. Exhibits marked with an asterisk (*) are incorporated by reference from the Original Filing.

Exhibit 2.01	Agreement and Plan of Recapitalization, dated May 28, 2010*

Exhibit 3.01	Amended and Restated Bylaws*

Exhibit 3.02	Marked Copy of Amended and Restated Bylaws Showing Changes to Previous Bylaws*

Exhibit 16.01	Letter regarding change in Certifying Accountant

Exhibit 99.01	Press Release dated June 1, 2010*

Exhibit 99.02	NxOpinion, LLC consolidated financial statements for the fiscal years ended December 31, 2009 and 2008*

Exhibit 99.03	NxOpinion LLC unaudited interim consolidated financial statements for the three months ended March 31, 2010 and 2009*

Exhibit 99.04	Pro Forma Financial Information

SIGNATURES
In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASI TECHNOLOGY CORPORATION
Dated: June 16, 2010	By:	/s/ Joel C. Robertson
		Name:	Joel C. Robertson
		Title:	President

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